Changes in Accounting Policies	12 Months Ended
Dec. 31, 2020
Disclosure of changes in accounting policies [Abstract]
Changes In Accounting Policies	CHANGES IN ACCOUNTING POLICIES
In the current accounting period, the Company adopted the amendment to IFRS 3 Business Combinations.
Business Combinations
IFRS 3 Business Combinations was amended in October 2018 to revise the definition of the term 'business'. The amendments narrowed the definitions of a business and outputs and includes an optional concentration test. The adoption of this amendment did not have a material impact on the Company's consolidated financial statements.
New accounting standards and amendments not yet adopted
The Company has not adopted any new standards or amendments to standards that are effective beginning on or after January 1, 2021 as the Company's consolidated financial statements are not expected to be materially impacted.